UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934

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[		]	Definitive Proxy Statement

[		]	Definitive Additional Materials

[		]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

POLYMER SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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July 5, 2002

Dear Shareholder:

I am pleased to invite you to the Annual and Special Meeting of Shareholders (the “Meeting”) of POLYMER SOLUTIONS, INC. (“PSI”), on Thursday August 15, 2002, at 10:00 AM, Pacific Savings Time, at the Xchange Conference Centre, 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia.

Important information concerning the matters to be acted upon at the Meeting is contained in the accompanying Notice of Annual and Special Meeting of Shareholders and the Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the proposals described in the Proxy Statement and recommends that you vote FOR each proposal.

The Board of Directors has fixed the close of business as of June 27, 2002 as the record date for determining those shareholders who are entitled to notice of and to vote at the Meeting and any adjournment thereof.

Your vote is important. Registered shareholders can vote their shares over the Internet, by using a toll-free telephone number, faxing or by mailing back a traditional proxy card. Voting over the Internet, by telephone, by fax or written proxy will ensure your representation at the Meeting if you do not attend in person. Instructions for using these convenient services are provided on the back of the Form of Proxy and the information card enclosed. Mailing your completed proxy card or using the Internet, fax or telephone voting procedures will not prevent you from voting in person at the Annual General Meeting if you wish to do so.

Our Board of Directors and members of management look forward to meeting personally those shareholders who attend the Meeting.

A copy of our Annual Report to Shareholders for the fiscal year 2002 is included in this mailing to all shareholders entitled to notice of and to vote at the Meeting.

Yours sincerely,

POLYMER SOLUTIONS, INC.

/s/ Gordon Ellis Gordon L. Ellis Chairman

POLYMER SOLUTIONS, INC.
1569 Dempsey Road
North Vancouver, British Columbia
Canada V7K 1S8 Tel: (604) 683-3473
www.polysolutions.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held Thursday August 15, 2002

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the “Meeting”) of the shareholders of Polymer Solutions, Inc. (the “Company”), a Nevada corporation, will be held at the Xchange Conference Centre, 888 Dunsmuir Street, 2nd Floor, Vancouver, British Columbia, Canada on Thursday, August 15, 2002 at 10:00 a.m. (Pacific Time) for the following purposes:

1.	To elect the following persons as Directors of the Company for a term of 1 year:

Gordon L. Ellis Stephen H. Silbernagel William A. Maligie John J. Sutherland	E. Laughlin Flanagan Darryl F. Jones Gerald A. Habib

2.	To appoint PricewaterhouseCoopers LLP, Certified Public Accountants as the Company’s independent public auditors for the fiscal year ending March 31, 2003.

3.	To approve the grant of stock options to Directors and Executive Officers of the Company.

4.	To approve and authorize the Directors, in their discretion, to re-negotiate any existing stock options granted to insiders of the Company, and/or its subsidiary, at such price or prices and upon such terms as may be acceptable to the TSX Venture Exchange.

5.	To approve an amendment to increase the authorized number of Common Shares reserved for issuance from 1,650,000 Common Shares to 1,950,000 Common Shares under the Company's 1998 Stock Option Plan.

6.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares that the Company is authorized to issue from 24,000,000 to 104,000,000 of capital stock.

7.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 27, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

Whether or not you expect to attend the Meeting in person, shareholders are urged to complete, sign, date and return the enclosed Form of Proxy in the enclosed envelope. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A Form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your Form of Proxy will be returned to you if you are present at the Meeting and should request its return.

Dated at Vancouver, British Columbia, this 5th day of July, 2002.	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon L. Ellis

Gordon L. Ellis, Chairman

POLYMER SOLUTIONS, INC.
1569 Dempsey Road
North Vancouver, British Columbia
Canada V7K 1S8
www.polysolutions.com
(Principal executive office)

PROXY STATEMENT

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 15, 2002

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR “BOARD”) OF POLYMER SOLUTIONS, INC. (THE “COMPANY”), A NEVADA CORPORATION, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON AUGUST 15, 2002 AT 10:00 a.m. (local time), AT THE XCHANGE CONFERENCE CENTRE, 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS.

This Proxy Statement, and the accompanying Notice and Form of Proxy, are being mailed on or about July 5, 2002 to shareholders of the Company entitled to vote at the Meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone, facsimile, or electronically via the internet, by directors (“Directors”), officers (“Officers”) or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the Common Shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on June 27, 2002 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are shares of common stock, par value $0.001 (the “Common Shares”).

As of the Record Date,                 Common Shares were issued and outstanding and held of record by approximately            shareholders. The closing price of the Company’s Common Shares as of the Record Date on the TSX Venture Exchange was (Cdn) $0.         under the symbol “PYM” and on the OTC Bulletin Board was (US) $0.     under the symbol “PYSU”.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

1.	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

2.	BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder’s Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Sierra Plaza 6100 Neil Road, Suite 500, Reno, Nevada, 89501 U.S.A., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s transfer agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. A quorum exists when 20% of the holders of the total number of outstanding Common Shares that are entitled to vote at the Meeting are present at the Meeting in person or by proxy. A quorum is necessary for the transaction of business at the Meeting. A nominee for election to a position on the Board of Directors will be elected as a director if the votes cast for the nominee exceed the votes cast against the nominee and exceed the votes cast for any other nominee for that position. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. For the election of Directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee. If a quorum is present, approval of the special resolution for an amendment to the Company’s Articles of Incorporation to increase the number of shares which the Company is authorized to issue, requires an affirmative vote of the majority of the total number of shares currently issued and outstanding. Approval of all other matters that properly come before the meeting, including the proposals to approve the Company’s appointment of an auditor, approve certain stock option grants to Insiders, approve the re-negotiation of certain stock options to Insiders and approve an amendment to the 1998 Employee Stock Option Plan require the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting. As in the election of Directors, abstentions and broker non-votes will have the effect of neither a vote for nor against such actions.

VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, “FOR” THE NOMINEES OF THE COMPANY FOR DIRECTORS, “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS, “FOR” THE APPROVAL OF GRANTS OF STOCK OPTIONS TO INSIDERS OF THE COMPANY, “FOR” THE RE-NEGOTIATION OF CERTAIN STOCK OPTIONS TO INSIDERS, “FOR” AN AMENDMENT TO THE 1998 EMPLOYEE STOCK OPTION PLAN AND “FOR” AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual and Special Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Annual and Special Meeting.

ANNUAL REPORT

The Annual Report for the Fiscal Year ended March 31, 2002 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K, as well as any other documents incorporated by reference into this proxy statement, (without exhibits, except where such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates) will be provided without charge upon written or oral request to the Secretary, c/o the Company at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or (604) 683-3473.

DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
(Item 1 of Form of Proxy)

The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at seven (7).

Unless otherwise directed in the accompanying Form of Proxy, each person appointed in the Form of Proxy intends to nominate and vote the shares represented by such Form of Proxy “FOR” the election the following nominees for the office of Director of the Company, each to serve as a Director for a term of one year or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-laws of the Company or he becomes disqualified to act as a Director. Each nominee is presently a Director and his term of office as Director will expire at the Meeting unless he is re-elected.

		Present Position
Nominee	Age	with Company	Director Since

Gordon L. Ellis	55	Director, Chairman	Dec. 1986
E. Laughlin Flanagan	54	Director, President, CEO	Mar. 1998
John J. Sutherland	52	Director	Aug. 1989
Stephen H. Silbernagel	55	Director, Secretary	Sept. 1990
Darryl F. Jones	48	Director, Treasurer	Jan. 1994
William A. Maligie	44	Director, President of AMT U.S.A.	Sept. 1995
Gerald A. Habib	56	Director	May 1996

Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy “FOR” the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

No family relationship exists between any Director, Executive Officer, or significant employee.

No Director or Officer of the Company is, or within the past five years has been, a director or officer of any other public company that, while that person was acting in the capacity of a director or officer, was the subject of a cease trade or similar order or an order that denied that company access to any statutory exemptions for a period of more than 30 consecutive days, or was declared bankrupt or made a voluntary assignment in bankruptcy, made a proposal under any legislation relating to bankruptcy or insolvency, or has been subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that company, with the exception of John Sutherland. JCI Technologies, of which Mr. Sutherland was a Director at that time, was subject to a cease trading order in early 1999 for 33 days on the Alberta Stock Exchange as a result of its failure to file financial statements. Subsequently, the cease trade order was lifted.

Nominees for Election to the Board of Directors

The following is a brief summary of the business experience of each Director and nominee for Director of the Company.

     Gordon L. Ellis has been chairman and a director of the Company and its predecessors since December 1986. Mr. Ellis is also a Director of Alternative Materials Technology, Inc. a Nevada corporation and wholly-owned operating subsidiary of the Company (“AMT USA”). Mr. Ellis has been president, chief executive officer and a director of International Absorbents Inc. (“IABI”), a publicly held company, listed on the OTC Bulletin Board, which manufactures and sells absorbent products for the industrial and animal care markets. Mr. Ellis is also Chairman of the Board and a director of eXcape.Net, Inc. (“eXcape”), a private holding company which provides, through subsidiary operations, e-commerce and transaction processing services empowering organizations in North American markets with electronic-commerce enabling technologies that leverage the Internet and eXcape’s private network.

     E. Laughlin Flanagan has been president, chief executive officer and a director of the Company since February 1998. Mr. Flanagan is also a director and secretary/treasurer of AMT USA. From October 1990 until he joined the Company, Mr. Flanagan was chief operating officer, chief financial officer and principal of LTAC, Inc., a holding company established for the acquisition of other companies. Prior to that, he was vice president of operations and chief financial officer of Active Noise and Vibration Technologies, Inc.

     John J. Sutherland has been a director of the Company and its predecessors since August 1989. Mr. Sutherland has been a Certified General Accountant since 1976. Commencing April 1, 2002, he has been the Executive Director of the Arthritis Research Centre of Canada. He joined ASC Avcan Systems Corporation, a company primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its president and chief executive officer until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy. From April 1996 to February 1997, Mr. Sutherland was vice president-finance of Arequipa Resources Ltd. and Zen International Resources Ltd. Mr. Sutherland is a director of IABI, a director of Pinewood Resources Ltd. a publicly-held company listed on the TSX Venture, and a director of Battery Power Online U.S.A. Inc., a privately-held company currently seeking listing on the NASDAQ OTC:BB

     Stephen H. Silbernagel is secretary and has been a director of the Company and its predecessors since September 1990. Mr. Silbernagel has been a partner in the Vancouver, British Columbia law firm of Silbernagel & Company since October 1, 1975. Mr. Silbernagel is a director of IABI.

     Darryl F. Jones is treasurer of the Company and has been a director of the Company and its predecessors since January 1994. Mr. Jones is a Chartered Accountant and the vice-president of Finance, chief financial officer, chief operating officer and the secretary/treasurer of various corporate entities within the eXcape group of companies. From September 1997 to July 1999, he held these same positions with Orion Technologies (Canada) Inc. Between January 1993 and October 1996, Mr. Jones was the president, chief executive officer and a director of IABI.

     William A. Maligie has been a director of the Company and its predecessors since September 1995 and has been a director and the president of AMT USA since its inception in 1989. Mr. Maligie is responsible for all aspects of the Company’s manufacturing operations, including product, market development and sales.

     Gerald Habib has been a director of the Company since May 1996. Mr. Habib served as a Director of Besicorp Group until its merger in 1999, and was a director of Besicorp Ltd. until its going private transaction in May, 2000. Until May 1999, Mr. Habib served as a vice president of a specialty polymer company. In 1993, Mr. Habib formed The Berkshire Group, a screening and assessment company for mergers and acquisitions. In the past, Mr. Habib directed worldwide planning and business development for NL, Chemicals, he was vice-president of Elitine Corp. and also business and planning manager for Olin Chemicals.

Board Matters and Committees

During the 2002 fiscal year, the Board of Directors of the Company held five regular meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board on which the Director served during the 2002 fiscal year.

On June 11, 2001, the Board of Directors unanimously approved the amendment of Section 2.7 of Company’s By-laws, such that not less than twenty percent (20%) of the shares entitled to vote, represented in person or by proxy, shall be a quorum at a shareholders’ meeting. Prior to the amendment, a majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, constituted a quorum.

The Company’s Board of Directors has three committees, an audit committee (“Audit Committee”) comprised of Messrs. Jones, as Chairman, Flanagan, and Sutherland; a compensation committee (“Compensation Committee”) comprised of Mr. Silbernagel, as Chairman, Mr. Sutherland and Mr. Jones and an executive committee (“Executive Committee”) comprised of Mr. Flanagan, as Chairman, Mr. Ellis and Mr. Habib for the fiscal year ended March 31, 2002.

The Audit Committee held one meeting during the 2002 fiscal year. The Audit Committee operates pursuant to a written charter approved and adopted by the Board on May 29, 2001, a copy which was appended to the Company’s 2001 proxy statement, which has been filed with the Securities and Exchange Commission (“SEC”). Mr. Jones and Mr. Sutherland are designated as the Company’s two independent Directors, as defined by Section 121(A) of the AMEX’s listing standards for Small Business Issuers. In accordance with the charter, all of the members of the Audit Committee are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The duties of the Committee include monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitoring the independence and performance of the Company’s independent auditors and internal auditing department, and providing an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

The Compensation Committee held four meetings during the 2002 fiscal year. Its primary duties involve the granting and amending of incentive stock options, warrants and bonuses to employees and executive officers of the Company; monitoring the 1998 Director, Consultants and Employee Stock Option Plan (the “1998 Stock Option Plan”), reviewing and implementing executive officers employment contracts, and the hiring and dismissal of executive officers and any other compensation related issues that may come before the Committee for or upon recommendation of the Board of Directors.

The Executive Committee was formed to negotiate and sign letters of intent for any strategic relationship, including acquisitions, divestitures, joint ventures or other such strategic relationships. A meeting of the Executive Committee was not required or held during the 2002 fiscal year.

PRINCIPAL SHAREHOLDERS AND
SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of June 7, 2002, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of June 7, 2002 or exercisable within 60 days thereof are deemed outstanding. As of June 7, 2002, there were 9,343,664 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held with sole voting and dispositive power.

Unless otherwise noted, the address for each shareholder below is: c/o Polymer Solutions, Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

Name and Address of Beneficial Owner	Amount Owned	Percent of Class

Gordon L. Ellis (1)(2)(3)
North Vancouver, British Columbia, Canada	1,314,474	12.3%
E. Laughlin Flanagan (4)(5)
Chico, California, USA	674,773	6.7%
William A. Maligie(6)(7)(8)
Chico, California, USA	372,021	3.8%
Stephen H. Silbernagel (9)(10)
Vancouver, British Columbia, Canada	127,689	1.3%
Darryl F. Jones (11)
Surrey, British Columbia, Canada	37,805	*
Gerald A. Habib (12)
Shokan, New York, USA	27,670	*
John J. Sutherland (13)
West Vancouver, British Columbia, Canada	30,000	*

Directors and Executive Officers as a Group (8 Persons) (14)	2,620,001	24.8%

(1)	Includes 817,077 Common Shares, of which 38,888 Common Shares are subject to earn-out provisions (see “Escrow Shares” below), held by ABE Industries (1980) Inc. over which Mr. Ellis controls voting and dispositive powers.

(2)	Includes 33,265 Common Shares, of which 11,666 Common Shares are subject to earn-out provisions (see “Escrow Shares” below), held by Gordann Consultants Ltd. Gordon L. Ellis owns 51% interest and Mr. Ellis’ spouse owns 49% interest in Gordann Consultants Ltd., over which Mr. Ellis controls voting and dispositive powers.

(3)	Includes 311,048 Common Shares underlying incentive stock options granted to Mr. Ellis.

(4)	Includes 250,000 Common Shares underlying share purchase warrants granted to Mr. Flanagan.

(5)	Includes 282,815 Common Shares underlying incentive stock options granted to Mr. Flanagan.

(6)	Includes 150,000 Common Shares underlying incentive stock options granted to Mr. Maligie.

(7)	Includes 100,000 Common Shares underlying share purchase warrants granted to Mr. Maligie.

(8)	Includes 19,444 Common Shares subject to earn-out provisions (see “Escrow Shares” below).

(9)	Includes 87,367 Common Shares held by L.E. Management Ltd. Mr. Silbernagel owns 33% interest in L.E. Management Ltd. and over which he controls 100% of share voting and dispositive powers.

(10)	Includes 30,000 Common Shares underlying incentive stock options granted to Mr. Silbernagel.

(11)	Includes 30,000 Common Shares underlying incentive stock options granted to Mr. Jones.

(12)	Includes 27,670 Common Shares underlying incentive stock options granted to Mr. Habib.

(13)	Includes 30,000 Common Shares underlying incentive stock options granted to Mr. Sutherland.

(14)	Includes 22,569 Common Shares underlying incentive stock options granted to Mr. Pollock.

*	Less than 1%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, Directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 2002, such Officers, Directors and greater than 10% beneficial owners filed all reports required of them on a timely basis, with the exception of a Form 4 filed by Mr. Ellis reporting one transaction dated March 25, 2002 that wasn’t filed until May 17, 2002 due to a clerical error.

Executive Officers of the Company

For the purpose of this Proxy Statement, “Executive Officer” of the Company shall mean the Chief Executive Officer and President and any Vice-President of the Company, where that person performs the functions of such officer on a full-time basis; the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of a subsidiary of the Company who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary. Executive officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Mr. Flanagan and Mr. Maligie, each of whom serves as both a Director and an Executive Officer, is provided in this Proxy Statement under the heading “Directors and Executive Officers – Election of Directors.” In addition, certain information about Craig Pollock, an Executive Officer of the Company, is set forth below.

Craig Pollock has been vice president of marketing and sales of the Company’s subsidiary, AMT USA, since January 1999. Previously, Mr. Pollock was a consultant to AMT USA. Prior to becoming a consultant in October 1998, Mr. Pollock was vice president — sales and marketing for GMG Distribution Co., a distributor of paint sundries and hardware, for three years, and for six years prior to that, he was the vice president of Duckback Products Inc., a subsidiary of a publicly-held company Katy Industries.

COMPENSATION OF EXECUTIVE OFFICERS

THE EXECUTIVE COMPENSATION COMMITTEE REPORT

The Compensation Committee, on behalf of the Board of Directors, oversees the compensation policies applicable to the Company’s Executive Officers, the granting and amending of incentive stock options, warrants and bonuses to employees and executive officers of the Company and monitoring the 1998 Stock Option Plan.

Compensation Philosophy

The Board of Directors believes that the Company’s executive compensation policy (“Executive Compensation Policy”) is a critical part of the effective management of its key executives. The Executive Compensation Policy serves to reward senior management behavior, which in turn builds the long-term value of the Company for shareholders, by focusing on the following objectives:

•	Maintaining a strong relationship between performance and rewards;

•	Establishing consistent decision-making processes and rules of conduct;

•	Clearly communicating the pay program and its link to performance; and

•	Actively encouraging share ownership.

Executive Compensation Policy

The principal elements of the Company’s Executive Compensation Policy are base salary and incentive compensation (annual bonuses and stock options) and this policy applies to all salaried executive employees.

Base Salary

The Company establishes base salaries annually in relation to comparable positions among industry competitors and (geographical) neighbouring businesses. Base salaries may be adjusted from time to time to reflect the increased average salary within industry and local employers, increased responsibilities undertaken by the executive, or individual performance of the executive. Although base salaries may be set at levels somewhat below these other employers, performance-based incentive compensation provides an opportunity for above-market total compensation.

Employee Benefit and other Compensatory Plans

The Company provides incentive compensation in the form of annual bonuses and grants of stock options. Other than the Company’s 401 (k) Plan, the Company does not have any pension, cash profit sharing, retirement or similar plans or agreements or understandings pursuant to which cash or non-cash compensation (including non-accountable expense allowances or commissions) is payable to any of its Executive Officers, other officers or Directors, other than as provided in this Proxy Statement. The Company does not plan to adopt any other pension, cash profit sharing, retirement or other similar benefit plan in the near future.

401 (k) Retirement Plan

On July 1, 2000, the Company implemented a 401 (k) retirement plan. Eligible employees contribute up to 15% of their compensation, which the Company began matching 100% of contributions up to a maximum of 2% of each employee’s compensation on January 1, 2001.

The Company, by means of the granting of stock options, seeks to provide for itself or any subsidiary or affiliate of the Company a means to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company.

Please see item 5 “Authorized Share Amendment to the 1998 Stock Option Plan” regarding the proposed amendment to the 1998 Stock Option Plan approved by the Board of Directors and submitted for approval to the shareholders at the Meeting.

Stock Option Repricing Rationale

Further to the Executive Compensation Policy discussed above, and particularly in respect to stock options, the Compensation Committee periodically reviews and reports to the Board of Directors, the status of existing stock options, and in particular unexercised stock options, to determine if it is in the best interest of the Company and its shareholders to re-negotiate any existing stock options at such prices (“Repricing”) and such terms, to ensure a reasonable incentive program and thus retain the valuable services of the Executive Officers for the long term. Any amended exercise prices, arising from such Repricing, will reflect the fair market value of the closing price of the Company’s Common Shares on the TSX Venture Exchange (“TSX Venture”) on such date as determine by the Compensation Committee.

The Compensation Committee recommends that the terms of the stock options be re-negotiated, principally due to the current price of Company’s shares of Common Stock on the TSX Venture, which is considerably less than the exercise price of stock options granted. Therefore, the shareholders are being asked to authorize the Board of Directors the authority to re-negotiate any existing stock options to insiders (“Insiders” as defined under Section 16(b) of the Exchange Act), of the Company, and/or its subsidiary to certain Directors, Executive Officers and employees of the Company, at such terms as may be acceptable to the TSX Venture. Please see item 4 “Amendment to Existing Stock Option Grants” for a description of an amendment to the existing stock option grants.

     Submitted by the Compensation Committee

Stephen H. Silbernagel Darryl F. Jones John J. Sutherland

Summary Compensation Table

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company’s Executive Officers whose compensation exceeded (US) $100,000.

U.S. Dollars

						Long Term
		Annual Compensation (1)				Compensation

						Options/
Name and Principal				Other		Warrants	All Other
Position	Fiscal Year	Salary ($)	Bonus ($)	Compensation ($)		Granted (#)	Compensation ($)

E. Laughlin Flanagan	2002	150,000	45,000	—		122,175	—
President & C.E.O.	2001	150,000	50,000	—		146,514	—
	2000	150,000	—	17,548	(2)	136,301	—
William A. Maligie	2002	141,267	41,789	—		—	—
President & C.E.O.	2001	134,941	10,000	39,285	(3)	150,000	—
AMT USA	2000	123,387	—	12,348	(4)	—	—

(1)	Paid or payable by the Company or its subsidiaries.

(2)	Accumulated holiday pay.

(3)	Accumulated holiday pay of $25,809 and total other benefits paid or payable in excess of 10% of base salary.

(4)	Total other benefits paid or payable in excess of 10% of base salary.

Option Grants in the Last Fiscal Year

The Company has never granted stock appreciation rights and it is the Company’s current intention to not grant any in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 2002 and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) $389,484 with an assumed 5% annual rate of stock appreciation, and (b) $817,885 with an assumed 10% annual rate of stock appreciation.

					Potential realizable
					value in U.S.$ at
		Percentage of			assumed annual rates
		total options			of appreciation for
		granted to			option term
	Options granted	employees in	Exercise price	Expiration
Name	(# of shares)	fiscal year	US$	Date	5%	10%

E. Laughlin Flanagan	122,175	23%	$0.53	July 17, 2006	$10,207	$21,433

Aggregated Option Exercises and Fiscal Year-End Values

The following table sets forth information concerning the exercise of options during the fiscal year ended March 31, 2002 and the value at March 31, 2002 of unexercised “in-the-money” options held by each of the Executive Officers named in the Summary Compensation Table. All options are exercisable, in whole or in part, at any time until date of expiration.

At March 31, 2002

Value of
	# of Shares	Aggregate	# of Exercisable/	Exercisable
	acquired on	Value Realized	Unexercisable	In-the-Money
Name	exercise	($) (1)	options/warrants	Options $ (2)

E. Laughlin Flanagan	—	—	532,815(3)/122,175	Nil
William Maligie	—	—	250,000 (4)	Nil

(1)	Based on the difference between the option exercise price and the closing market price of the Common Shares.

(2)	In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price on the TSX Venture of the Company’s shares as at fiscal year ended March 31, 2002 was Cdn$0.42.

(3)	Included 250,000 warrants issued December 15,1998.

(4)	Includes 100,000 warrants issued December 15, 1998.

The following table gives information about equity awards under plans at the fiscal year ended March 31, 2002.

	(a)	(b)	(c)
			Number of securities
			remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options,	securities reflected
Plan category	warrants and rights	warrants and rights	in column (a))

Equity compensation plans approved by security holders (1)	1,826,397	Cdn$1.07 or US$0.76	-0-

Equity compensation plans not approved by security holders(2)	250,000	Cdn$1.10 or US$0.69	-0-

Total	2,076,397		-0-

(1)	1998 Stock Option Plan approved by shareholders on August 6, 1998. This plan is being presented to shareholders for approval of an amendment to increase the number of shares authorized for issuance, there under. See item 5 “Authorized Share Amendment to the 1998 Stock Option Plan”.

(2)	Warrants issued to Directors and Officers in 1998 and will expire in December 2003.

Employment Agreements

In March 1997 the Company and AMT USA entered into a written employment agreement with William A. Maligie in respect to his position as president of AMT USA and confirming the basic terms of his employment and responsibilities which had previously been established orally from time to time since AMT USA’s formation in 1989. Mr. Maligie currently receives a base salary of US$12,265 per month, which will increase each January 1st by an amount equal to the greater of the Consumer Price Index or by 3% per year for the term of the contract. The written employment agreement has a six-year term ending March 1, 2003 and contains compensation (remaining salary until expiry of term) and non-compete covenants in the case of the Company’s termination of Mr. Maligie’s employment without cause.

The Company and Mr. E. Laughlin Flanagan entered into a written employment agreement in February 1998, as amended June 14, 1999. As in the original employment agreement, Mr. Flanagan, acting as president and chief executive officer of the Company, has a basic monthly salary of $12,500 per month. The amendment incorporates a yearly performance bonus based upon the attainment of mutually agreed benchmarks established annually. The initial term was for a period of three years that ended February 6, 2001, with annual renewal terms until terminated by either party.

Compensation of Directors

During 1988, the Company entered into a management services arrangement with Gordann Consultants Ltd. (50.1% of the shares of which are owned by the Company’s chairman Gordon L. Ellis) for the services of Gordon L. Ellis serving as Chairman of the Board. The Company pays Cdn$5,000 per month to Gordann Consultants Ltd. for management services.

The Company pays its directors who are not employees US$200 per meeting, and grants them each 20,000 options per year, up to a maximum of 60,000. All directors are reimbursed for their out-of-pocket expenses in serving on the Board of Directors.

Award of Stock Options

The shareholders are being asked to approve the grant of options to Executive Officers to purchase shares of the Company pursuant to the 1998 Stock Option Plan. Please see item 3 “Approval of Stock Option Grants” for a description of the amounts and exercise prices of these stock option grants.

Board Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee establishes the policies governing the compensation of the Company’s Executive Officers. Messrs Silbernagel, Sutherland, Jones and Habib, the Company’s outside Directors, were not at any time during fiscal 2002, nor during any preceding fiscal year, an Executive Officer or employee of the Company or its predecessors.

Messrs. Flanagan and Maligie serve as Executive Officers of the Company and are compensated pursuant to written employment contracts. Any amendments during the fiscal year to the compensation terms provided in those agreements are disclosed above (Please see “Employment Agreements").

It is the policy of the Board to exclude any interested Director from voting on any matter which may involve an actual or potential conflict of interest, including the granting or amending of stock options.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Other than routine indebtedness, none of the Directors, Executive Officers and proposed nominees for election as Directors of the Company, are or have been indebted to the Company, nor are or have been any family members, associates or affiliates of the forgoing indebted to the Company, since the beginning of the last completed financial year of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company’s last completed fiscal year, no directors or executive officer of the Company, proposed nominee for election as a Director of the Company, nor any beneficial owner of five percent or more of the Company’s Common Shares or any family member of any of the foregoing persons, have been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Since February 1, 1995, the Company and its two subsidiaries have leased their executive office space and office equipment in North Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Mr. G. Ellis, the Company’s chairman, for a total monthly fee of Cdn$1,000 per month. Management believes this rental fee is less than rent charged by third parties for similar accommodations.

During the year ended March 31, 2002, ABE was paid $71,703 for office rent and related services, and reimbursement of advances and investor relations and secretarial services.

The Company has entered into a management services arrangement with Gordann Consultants and employment contracts with Mr. Maligie and Mr. Flanagan. Please see “Compensation of Directors” and “Employment Agreements” for a description of the remuneration paid or payable under these agreements.

Messrs. Silbernagel, Jones and Sutherland are responsible for administering the 1998 Stock Option Plan and are non-employee Directors of the Company (“Outside Directors”). Each Outside Director of the Company is granted 20,000 stock options annually in lieu of any discretionary grants in establishing the granting of stock options to the outside Directors. Messrs. Silbernagel, Jones, Sutherland and Habib are considered Outside Directors as of the date of this Proxy Statement. Please see “Compensation of Directors".

THE AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. The Chair of the Committee reviewed each the Company’s quarterly reports for periods ended June 30, September 30, and December 31, 2001, on behalf of the Committee. The Audit Committee held one meeting during the Company’s 2002 fiscal year.

The Audit Committee has reviewed the audited financial statements and footnotes for the Company’s fiscal year ended March 31, 2002 with management and discussed those matters required to be discussed by the Statement of Outstanding Standards No. 61 (Communication with Audit Committee) with PricewaterhouseCoopers. The Audit Committee has also reviewed financial matters with PricewaterhouseCoopers. The Audit Committee understands and agrees with all determinations of the auditors. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed that firm’s independence with members of PricewaterhouseCoopers. Based on these reviews and its discussions with management and the independent public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002. The Audit Committee also recommended to the Board of Directors the selection of PricewaterhouseCoopers, Certified Public Accountants, to serve as the Company’s outside auditors for the fiscal year ending March 31, 2003.

     Submitted by the Audit Committee

Darryl Jones E. Laughlin Flanagan John Sutherland

FINANCIAL STATEMENTS

The Company’s 2002 Annual Report, which contains the consolidated Financial Statements for the fiscal year ended March 31, 2002 and Management’s Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

AUDITORS

Appointment of Auditors
(Item 2 of Form of Proxy)

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ending March 31, 2002 and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal year ending March 31, 2002 were approximately $65,070.

All Other Fees

The aggregate fees billed for services rendered to the Company by PricewaterhouseCoopers, other than fees for audit services, for the fiscal year ending March 31, 2002 were approximately $35,705.

Appointment of Auditors for Fiscal 2003

The Board of Directors of the Company recommends PricewaterhouseCoopers LLP, (“PricewaterhouseCoopers”) Certified Public Accountants for appointment by the shareholders as the Company’s independent public auditors for the fiscal year ending March 31, 2003. PricewaterhouseCoopers has acted as the Company’s auditors since fiscal 1989 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

Approval of Stock Option Grants
(Item 3 of Form of Proxy)

Shareholders are being asked to approve the grant of options to Directors and Executive Officers to purchase Common Shares pursuant to the 1998 Stock Option Plan in amounts and at prices acceptable to the regulatory authorities and the exercise thereof. In order to satisfy certain requirements provided under the securities laws of British Columbia disinterested shareholder approval must be obtained prior to the exercise of a stock option, if the holder of the stock option is considered an “Insider” under applicable laws.

The following table sets forth the information concerning the grant of stock options to Messrs. G. Ellis, E. Flanagan, G. Habib, D. Jones, S. Silbernagel, and J. Sutherland during the fiscal year ended March 31, 2002, who were considered Insiders of the Company at the time of grant and, thus, such grants are subject to approval by the shareholders.

		Options granted	Exercise	Grant	Expiration
Name	Principal Position	(no. of shares)	Price	Date	Date

Gordon L. Ellis	Chairman, Director	90,738	Cdn$.84	Jul. 17, 2001	Jul. 17, 2006
		60,000	Cdn$.43	Jan. 21, 2002	Jan. 21, 2005
E. Laughlin Flanagan	CEO, President,	122,175	US$.53	Jul. 17, 2001	Jul. 17, 2006
	Director
Gerald A. Habib	Director	20,000	US$.27	Jan. 21, 2002	Jan. 21, 2005
Darryl F. Jones	Director	20,000	Cdn$.43	Jan. 21, 2002	Jan. 21, 2005
Stephen H. Silbernagel	Director	20,000	Cdn$.43	Jan. 21, 2002	Jan. 21, 2005
John J. Sutherland	Director	20,000	Cdn$.43	Jan. 21, 2002	Jan. 21, 2005

Required Vote

The approval of the granting of these stock options requires the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval is as follows:

“RESOLVED THAT:

1.	the granting of stock options to Directors and Officers of the Company, as set out in the 2002 Proxy Statement, are hereby ratified, adopted and approved;

2.	all such acts, deeds and actions taken by management to effect the issuance of stock options described above and the signing of documentation required to effect the issuance are hereby ratified, adopted and approved; and

3.	no further resolution or approval by shareholders shall be required for the implementation of the issuance of stock options pursuant to this resolution.”

In July 2001 and January 2002, a resolution was voted upon and unanimously approved by the Board of Directors, as recommended by the Compensation Committee, to grant the stock options indicated above and to obtain approval by the shareholders of the grant of stock options in order to satisfy legal and regulatory requirements. It is the intention of the Board of Directors to issue the stock options as indicated above and therefore the Board of Directors recommends to the shareholders that they vote “FOR” the grant of stock options.

Amendment to the Existing Options Granted to Insiders Pursuant to the Company’s
1998 Stock Option Plan
(Item 4 of Form of Proxy)

The shareholders are being asked to authorize the Directors, in their discretion, to re-negotiate any existing stock options to Insiders of the Company, and/or its subsidiary, at such price or prices and upon such terms as may be acceptable to the TSX Venture. As of the date of this Proxy Statement, the Company has outstanding stock options granted to Insiders of the Company to purchase 1,564,446 Common Stock as follows:

				Number	Total # of Options
			Price of Options at	Granted Subject to	Outstanding at June
Name	Date of Grant	Expiry Date	Date of Grant	Repricing	27, 2002

Gordon L. Ellis	Mar. 21/00	Jan. 14/05	Cdn$1.13	101,228	461,786
	Jun. 19/00	Jun. 19/05	Cdn$1.00	100,500
	Jul. 13/00	Jul. 13/05	Cdn$1.13	109,320
	Jul. 17/01	Jul. 17/06	Cdn$0.84	90,738
E. Laughlin Flanagan	Dec. 15/98	Dec. 15/03	US$0.75	250,000	654,990
	Mar. 21/00	Jan. 14/05	US$0.78	136,301
	Jul. 13/00	Jul 13/05	US$.077	146,514
	Jul. 17/01	Jul. 17/06	US$0.53	122,175
William Maligie	Dec. 15/98	Dec. 15/03	US$0.65	100,000	250,000
	Jun. 19/00	Jun. 10/03	US$0.67	150,000
Darryl Jones	Mar. 21/00	Jan. 14/03	Cdn$1.13	10,000	50,000
	Jan. 19/01	Jan. 19/04	Cdn$1.00	20,000
Gerald A. Habib	Mar. 21/00	Jan. 14/03	US$0.78	7,670	47,670
	Jan. 19/01	Jan. 19/04	US$0.63	20,000
John J. Sutherland	Mar. 21/00	Jan. 14/03	Cdn$1.13	10,000	50,000
	Jan. 19/01	Jan. 19/04	Cdn$1.00	20,000
Stephen H. Silbernagel	Mar. 21/00	Jan. 14/03	Cdn$1.13	10,000	50,000
	Jan. 19/01	Jan. 19/04	Cdn$1.00	20,000
Total:				1,424,446	1,564,446

(1)	The market price of the Common Shares on June 27, 2002 was Cdn$0. on the TSX Venture and US$0. on the OTCBB.

The Board of Directors of the Company intends to re-negotiate any existing stock options to employees and consultants of Company at such terms as may be acceptable to the TSX Venture.

Required Vote

Shareholder approval to re-negotiate any existing stock options of Insiders of the Company is being solicited in order to satisfy certain requirements provided under applicable securities laws. The approval to re-negotiate the existing stock options will require the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval is as follows:

“RESOLVED THAT:

1.	the Directors, in their discretion, are authorized to re-negotiate any existing stock options granted to Insiders of the Company, and/or its subsidiary, at such price or prices and upon such terms as may be acceptable to the TSX Venture as set out in the Company’s 2002 Proxy Statement;

2.	all such acts, deeds and actions taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby authorized, adopted and approved; and

3.	no further resolution or approval by the shareholders shall be required for the implementation of the amendments to the existing stock options granted to Insiders of the Company pursuant to this resolution.”

The Board of Directors recommends to the shareholders that they vote “FOR” the authorization of the Directors, in their discretion, to re-negotiate any existing stock options granted to Insiders of the Company, and/or its subsidiary.

Authorized Share Amendment to the 1998 Stock Option Plan
(Item 5 of Form of Proxy)

The shareholders are being asked to vote on a proposal to amend the 1998 Stock Option Plan to increase the total number of Common Shares available for future stock options to be granted under the 1998 Stock Option Plan from 1,650,000 Common Shares up to 1,950,000 Common Shares. With the steady and aggressive growth in the Company over the past year, it is the intention of the Company to reward its current employees by granting a greater number of stock options. The Company also anticipates an increase in the number of key employees in the near future to support the continued growth. Increasing the Common Shares available will allow employees to participate in the future of the Company and in turn, increase shareholder value. After deducting the 1,650,000 Common Shares that are reserved for issuance pursuant to the 1998 Stock Option Plan, the Company would be authorized to grant further stock options under the amended 1998 Stock Option Plan of up to 300,000 Common Shares, constituting an increase of 5% of the Company’s issued and outstanding share capital as of June 27, 2002.

The Board of Directors adopted the amendment to the 1998 Stock Option Plan on June 17, 2002, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable securities laws of British Columbia and U.S. federal and state regulatory requirements. A copy of the 1998 Stock Option Plan incorporating the changes as indicated above is attached as Appendix “A”.

The 1998 Stock Option Plan was adopted on August 6, 1998 to assist the Company and the Company’s subsidiaries in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. Due to the growth in number of employees since the 1998 Stock Option Plan adoption and the ensuing grants of options to those employees and to attract additional key employees, the number of authorized shares available for reservation under the 1998 Stock Option Plan must be increased.

DESCRIPTION OF THE 1998 STOCK OPTION PLAN

The essential features of the 1998 Stock Option Plan are outlined below. The following is intended to be a summary only and is qualified in its entirety by the full text of the 1998 Stock Option Plan, a copy of which is attached as Appendix “A” and incorporates all amendments indicated above.

Purpose

The purpose of the 1998 Stock Option Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company’s business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.

Shares Available Under the 1998 Stock Option Plan

The aggregate number of Option Shares which may be issued under the 1998 Stock Option Plan shall at no time exceed 1,650,000. The limitations established by the 1998 Stock Option Plan shall be subject to adjustment in accordance with the provisions of the 1998 Stock Option Plan and therefore if the proposal to shareholders presented at the Meeting is approved, then the option shares available under the 1998 Stock Option plan will increase up to 1,950,000.

Administration

The Stock Option Plan shall be administered by the Compensation Committee. The members of the Compensation Committee shall be appointed by the Board of Directors. The Compensation Committee shall have the authority in its sole discretion to interpret the 1998 Stock Option Plan, to grant Stock Options under and in accordance with the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option agreements and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the 1998 Stock Option Plan.

Duration, Amendment and Termination

The Board of Directors may suspend or terminate the 1998 Stock Option Plan at any time. Unless sooner terminated, the 1998 Stock Option Plan will terminate on August 6, 2008. The Board of Directors may amend the 1998 Stock Option Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

Eligibility

Options may be granted to qualifying Officers, Consultants and Employees of the Company or any, subsidiary or affiliate of the Company. Stock Options may also be granted to eligible Directors who are not Employees. A certain number of options shall be automatically granted to current and future Directors of the Company who are not also employees of the Company (i.e. Outside Directors) in accordance with the 1998 Stock Option Plan. A participant may be granted more than one award under the 1998 Stock Option Plan. Currently, approximately seventy persons are eligible to participate in the 1998 Stock Option Plan.

Terms of Options

The principal terms of the options permitted by the 1998 Stock Option Plan are as follows. Subject to the terms and conditions of the 1998 Stock Option Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted may have a maximum term of 5 years. In the event of certain reorganization or take-over transaction, the Company may adjust the number of options and the class of securities subject to the option, adjust the exercise price, substitute a new option, accelerate the termination of the option period or terminate the option in consideration of payment.

Option Exercise Price and Payment Terms. The exercise price for stock options granted under the 1998 Stock Option Plan may not be less than the fair market value of the Common Shares on the date of grant. The exercise price of options granted under the 1998 Stock Option Plan must be paid in cash, shares or a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the 1998 Stock Option Plan. An Optionee must pay the withholding tax in cash or by certified check or by the company deducting a sufficient number of shares from the Option Shares.

Option Exercise and Transferability. The Option provides for a minimum six-month holding period before options may be exercised by any Plan participant who is subject to Section 16 of the Exchange Act. Options granted to participants who are not subject to section 16 of the Exchange Act are subject to a four-month hold period from the grant date of the options.

Effect of Employment Termination. The Option provides for the expiration of outstanding options within certain defined periods of no more than 12 months after an optionee’s employment with the Company or its subsidiaries is terminated.

Adjustment Provisions. If there is any change in the shares subject to the 1998 Stock Option Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

Compliance with Statutory Provisions

Options granted under the 1998 Stock Option Plan to persons subject to Section 16 of the Exchange Act are intended to comply with Rule 16B-3 of the Exchange Act and are not to contain such additional conditions or restrictions as may be required thereunder as of the time of grant to qualify for the exemptions from Section 16 of the aforementioned Act. The 1998 Stock Option Plan is intended to comply with the laws of the Province of British Columbia and, for the benefit of persons who, from time to time, may become subject to the provisions of Section 16 of the Exchange Act, to comply with Rule 16b-3 of the Exchange Act.

Certain Canadian Federal Income Tax Information

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm’s length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the Income Tax Act (“ITA”) and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

Canadian Tax Treatment of the Optionees

The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is either exercised or disposed of, provided that no remuneration is foregone for the option.

When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company shares at the time of exercise exceeds the exercise price. A deferral of a portion of the taxable benefit may be possible to when the shares are actually disposed of. The maximum benefit that may be deferred is subject to an annual vesting limit of $100,000. The $100,000 limit is based on the fair market value of the underlying shares at the time the options were granted.

The amount in excess of the $100,000 limit is included as a taxable benefit in employment income when the options are exercised. The amount deferred is included as a taxable benefit in employment income at the time the shares are sold. A taxable benefit will also arise if a party not dealing at arm’s length with the original optionee exercises the option or disposes of it to a non-arm’s length party.

A deduction may be available to the optionee equal to one-third of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to two-thirds of the excess of the fair market value of the Company’s shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-third deduction, the following conditions must be met:

1.	the exercise price must be at least equal to the fair market value of the option shares at the time the option is granted, less any amount paid by the optionee to acquire the shares; and

2.	at the time the option was granted, the optionee deals at arm’s length with the Company.

When the shares are eventually sold, a capital gain or capital loss may also result. The capital gain or capital loss is calculated by the proceeds of disposition less the fair market value of the shares at the exercise date. The capital gain or capital loss inclusion rate is two-thirds for gains or losses realized after February 27, 2000.

Canadian Tax Treatment of the Company

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option.

Certain U.S. Federal Income Tax Information

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation, which, if enacted, could be applied, possibly on a retroactive basis, at any time.

U.S. Tax Treatment of the Optionee

Incentive stock options under the 1998 Stock Option Plan are afforded favourable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. Under the current law, the tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

All other options granted under the 1998 Stock Option Plan are non-statutory options and will not qualify for any special tax benefits to the optionee. Accordingly, an optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

U.S. Tax Treatment of the Company

The Company generally will not be entitled to a deduction upon the grant or exercise of an incentive stock option, or the sale of the optioned stock by an optionee. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options. However, if an optionee fails to satisfy the holding period, noted above, such that an optionee has made a disqualifying disposition, the Company will be entitled to a deduction in the year of the disqualifying disposition. The deduction will be equal to the amount recognized by an optionee as ordinary income and the same amount will be considered a capital contribution by the Company.

The Company generally will be entitled to a deduction upon the exercise of a non-statutory stock option by an optionee. The deduction ordinarily will be available in the year that an optionee exercises the option and the amount of the deduction will be equal to the amount recognized by an optionee as a result of exercising the non-statutory stock option.

Required Vote

Shareholder approval of the amendment of the 1998 Stock Option Plan to increase the number of authorized Common Shares of the Company is being solicited in order to satisfy certain requirements provided in applicable securities laws in British Columbia and the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and applicable securities laws. The approval of the amendment to the 1998 Stock Option Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of an amendment to the 1998 Stock Option Plan is as follows:

“RESOLVED THAT:

1.	the amendment to increase the authorized number of Common Shares reserved for issuance from 1,650,000 Common Shares up to 1,950,000 Common Shares under the Company’s 1998 Stock Option Plan as set out in the Company’ 2002 Proxy Statement is hereby ratified, adopted and approved;

2.	all such acts, deeds and actions taken by management of the Company to effect the amendments described above and the signing of documentation required to effect the amendments are hereby ratified, adopted and approved; and

3.	no further resolution or approval by the shareholders shall be required for the implementation of the amendment to the 1998 Stock Option Plan pursuant to this resolution.”

Due to the important role the 1998 Stock Option Plan plays in the Company’s efforts to retain and recruit the services of individuals with outstanding ability, the Board of Directors recommends to the shareholders that they vote “FOR” the proposal to amend the 1998 Stock Option Plan to increase the reservation of Common Shares authorized for option grants from 1,650,000 Common Shares up to 1,950,000 Common Shares.

SPECIAL BUSINESS

Increase in Authorized Capital Stock
(Item 6 of the Form of Proxy)

On June 11, 2001, the Board of Directors approved, subject to shareholders approval, an amendment (“Amendment”) to the Company’s Articles of Incorporation to increase the number of shares which the Company is authorized to issue. Presently the amount of the total authorized capital is Twenty-Four Thousand Dollars ($24,000) designated as Twenty

Million (20,000,000) shares of Common Stock, par value $.001 per share and Four Million (4,000,000) shares of Preferred Stock, par value $.001 per share. The Board of Directors proposes to increase the capital stock to One Hundred Four Million (104,000,000) shares, designated as One Hundred Million (100,000,000) Common Stock and Four Million (4,000,000) shares of Preferred Stock.

In accordance with Nevada Law, it is required that holders of a majority (over 50 percent) of the total number of shares currently issued and outstanding must approve the Amendment to the Company’s Articles of Incorporation. Less than 50 percent of the total issued and outstanding shares of the Company were represented at the 2001 Annual and Special Meeting, making it impractical to present a motion requiring a 50 percent vote. The motion was therefore neither brought to a final vote nor passed. Therefore, it is the intention of the Board to again present to the shareholders a motion to approve the Amendment to increase the number of authorized shares with the goal of attaining a sufficient number of votes to approve the motion.

Upon approval by the shareholders, the proposed Amendment will be filed with the Secretary of State of the State of Nevada. The Company anticipates that the Amendment will be effective within 21 days from the date of filing.

This change does not affect the relative rights or privileges of the holders of the currently outstanding Common Stock, and the newly authorized shares of Common Stock will have the same rights as the presently authorized shares of Common Stock.

The Board of Directors of the Company believes that the Amendment is advisable and in the best interests of the Company and its shareholders. The Company is required to have available sufficient authorized capital stock in order for the Company to obtain additional capital, if required, in the future. The ability to raise additional funds in the future may allow the Company significant growth opportunities by enabling the Company to increase the capacity of the manufacturing plant or allowing future acquisitions of companies that generate revenue from complimentary product lines with established distribution channels.

The principal purposes of the Amendment, among others, are to authorize additional shares of Common Stock that will be available in the event that the Board of Directors determines to authorize stock dividends or future stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets or to establish a strategic relationship with a corporate partner. If the Amendment is adopted, 80,000,000 additional shares of Common Stock of the Company will be available for issuance by the Board of Directors without any further shareholder approval. The Board of Directors believes that it is desirable that the Company have the flexibility to issue the additional shares without further shareholder approval. The holders of Common Stock have no preemptive rights to purchase any stock of the Company. The additional shares could be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Stock.

The Company has no current plans or proposals to issue any portion of the additional shares to be authorized under this proposal.

The flexibility of the Board of Directors to issue additional shares of stock could enhance the board’s ability to negotiate on behalf of the shareholders in a takeover situation. Although it is not the purpose of the Amendment, the authorized but unissued shares of Common Stock (as well as the authorized but unissued shares of Preferred Stock) also could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

There can be no assurances, nor can the Board of Directors of the Company predict, what effect, if any, the increase in authorized Common Stock or the effect of any future equity or debt financings will have on the market price of the Company’s Common Stock.

Required Vote

The Special Resolution to be presented to the shareholders regarding an Amendment to increase the number of authorized capital stock is as follows:

“BE IT RESOLVED, AS A SPECIAL RESOLUTION, that

1.	Article Four (IV) AUTHORIZATION OF CAPITAL STOCK be altered to read as follows:

The amount of the total authorized capital of the Corporation is One Hundred Four Thousand Dollars ($104,000) consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $.001 per share, and Four Million (4,000,000) shares of Preferred Stock, par value $.001 per share.

2.	all such acts, deeds and actions taken by the Directors of the Company to effect the Amendment described above are hereby ratified, adopted and approved; and

3.	no further resolution or approval by the shareholders shall be required for the implementation of the Amendment.

Due to the importance of expanding and growing the Company in the future, the Board of Directors recommends to the Shareholders that they vote “FOR” the proposal to amend the Authorized Capital of the Company, as indicated above.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON
(Item 7 of the Form of Proxy)

It is not known that any other matters will come before the Meeting other than as set forth above and in the Notice of Annual and Special Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual and Special Meeting and other matters which may properly come before the Meeting or any adjournment thereof.

PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the SEC, shareholders of the Company may present proposals to the Company for inclusion in the Company’s Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in August of 2003 must be received by the Company no later than March 4, 2003, in order to be considered for inclusion. All notices by shareholders should be sent to 1569 Dempsey Road, North Vancouver, BC, Canada V7K 1S8, to the attention of the Secretary of the Company.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on June 17, 2002.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Gordon L. Ellis

Gordon L. Ellis, Chairman

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Appendix “A”

POLYMER SOLUTIONS, INC.
DIRECTORS, CONSULTANTS AND EMPLOYEES
1998 STOCK OPTION PLAN

INTRODUCTION

     Polymer Solutions, Inc. (the “Company”) is adopting the Polymer Solutions, Inc. Directors, Consultants and Employees 1998 Stock Option Plan (the “Stock Option Plan” or the “Plan”) to provide Directors, Consultants and Employees with non-qualified stock options (the “Stock Options”). In association with the Company’s Stock Option Program, the Company has initiated the use of an Economic Value Added calculation method (the “EVA Plan”) as a mechanism by which to determine the number of stock options to be allocated to individual participants in the Company’s Stock Option Plan.

     EVA is based on the performance measure of the creation of economic value. EVA reflects the benefits and costs of capital employment. Managers create value when they employ capital in an endeavor that generates a return that exceeds the cost of the capital employed. EVA is the operating profit remaining after taxes have been paid and a minimum return has been earned on the capital employed. The EVA Plan will reward achievement based on increases in economic value and penalize on any decreases in economic value, and will operate over a long-term horizon. The EVA Plan is designed to operate in such a manner as to encourage consistent improvement in EVA over the long term.

     The Compensation Committee has determined that Polymer Solutions will grant Stock Options as an award for improved EVA. Stock Options will be granted in accordance with this Stock Option Plan described in detail throughout this document. Once the Stock Options are granted and upon regulatory approval, a Stock Option Agreement will then be entered into between the Company and the individual Director, Consultant or Employee.

SECTION 1 DEFINITIONS

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

1.1	“Act” means the Securities Exchange Act of 1934 and the British Columbia Securities Act and Regulations.

1.2	“Agreement” means a stock option agreement, which is an agreement subject to the terms of the Plan.

1.3	“Board of Directors” means the Board of Directors of the Company.

1.4	“CDNX” means the Canadian Venture Exchange.

1.5	“Code” means the Internal Revenue Code of 1986, as amended and the Canadian Income Tax Act.

1.6	“Committee” means the Compensation Committee appointed by the Board of Directors to administer the Stock Option Plan.

1.7	“Company” means Polymer Solutions, Inc.

1.8	“Consultant” means a consultant retained to provide ongoing technical, business or management services to the Company or a Subsidiary, under a written contract. Excluded are services provided in connection with the sales of securities and promotional, investor relations, or fiscal agency.

1.9	“Director” means a director of the Company or a Subsidiary.

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1.10	“Disability” means a condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and must be supported by advice of a physician competent in the area to which such Disability relates.

1.11	“Disinterested Security Holder Approval” means the majority of the votes cast at a security holders meeting of the issuer of the option, other than votes attaching to securities beneficially owned by related persons.

1.12	“Employee” means any person who is employed by the Company or a Subsidiary for purposes of the Federal Insurance Contributions Act and as described in the Canadian Income Tax Act.

1.13	“EVA” means Economic Value Added Incentive Compensation, which determines the basis in quantifying the number of stock options to grant to each participant.

1.14	“Fiscal Year” means the fiscal year of the Company, which runs from April 1 through March 31.

1.15	“Option” means a non-qualified Stock Option to purchase Shares of the Company granted pursuant to and in accordance with the provisions of the Stock Option Plan.

1.16	“Optionee” means a Director, Consultant or Employee who is granted a Stock Option pursuant to and in accordance with the provisions of the Stock Option Plan.

1.17	“Option Shares” means Shares subject to and issued pursuant to an exercise of an Option granted under the Stock Option Plan.

1.18	“Participant” means any Employee, Director or Consultant designated as a participant by the Chairman and CEO & President and approved by the Compensation Committee, in its sole discretion, provided that, with respect to individuals who may be deemed to be insiders under Section 16(b) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, the Committee will have the sole right to designate such individuals as participants.

1.19	“Plan” means the Polymer Solutions, Inc.’s 1998 Directors, Consultants and Employees Stock Option Plan.

1.20	“Share” means a share of Common Stock of the Company and/or any share or shares of stock of another corporation or corporations issued in exchange for a share of Common Stock of the Company as a result of a merger, consolidation or other adjustment to the capital structure of the Company.

1.21	“Stock Option Plan” means Polymer Solutions, Inc.’s 1998 Directors, Consultants and Employees Stock Option Plan as approved by relevant regulatory authorities and the shareholders.

1.22	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2 ADMINISTRATION

     2.1 Delegation to Committee. The Stock Option Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board of Directors. The Committee shall consist of at least one or more members of the Board of Directors. Committee members are granted predetermined allotments of options each year as determined by the Shareholders and are not eligible to receive any further grants of Stock Options under the Plan. The

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Appendix “A”

Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

2.2 Committee Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. The Committee, as appropriate, shall work with the Chairman and CEO & President of the Company in all aspects of the administration of the Stock Option Plan. Acts approved by the majority of the Committee in a meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. A quorum shall be present at any meeting of the Committee, which a majority of the Committee members attend.

     2.3 Finality. The Committee shall have the authority in its sole discretion to interpret the Stock Option Plan, to grant Stock Options under and in accordance with the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option agreements and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Stock Option Plan or Agreements thereunder, except to the extent such powers are herein reserved by the Board of Directors. All actions of the Board of Directors and the Committee shall be final, conclusive, and binding upon the Optionees. No member of the Board of Directors or the Committee shall be liable for any action taken or decision made in good faith relating to the Plans or any grant of an Option thereunder.

SECTION 3 ELIGIBILITY

     3.1 Stock Options may be granted only to Officers, Employees and Consultants of the Company, or any subsidiary or affiliate of the Company.

     3.2 Directors who are not Employees shall be eligible to receive Options under the Plan as determined by the Committee and on the terms and subject to the restrictions hereinafter set forth.

     3.3 Directors who are not Employees and are members of the Committee shall be eligible to receive options, but subject to a predetermined allotment each year, which has been ratified by the shareholders.

SECTION 4 SHARES SUBJECT TO PLAN

     4.1 The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed 1,950,000 (the “Maximum Plan Shares”). The limitations established by this Section  shall be subject to adjustment in accordance with the provisions of the Plan. The Shares are hereby reserved exclusively for issuance pursuant to Stock Options. At no time may the Company have outstanding under the Plan, Stock Options subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Options under the Plan in excess of the Maximum Plan Shares and subject to the limits on Options and Stock Appreciation Rights under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation.

     4.2 In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

     4.3 In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subjected to Options under this Plan.

SECTION 5 STOCK OPTIONS TERMS AND CONDITIONS

     5.1 Each member of the Compensation Committee or non-employee Director who elects to not participate in the EVA Plan, shall be granted an annual Option in accordance with the Stock Option Plan. Each Committee Member is allowed to purchase a fixed number of Shares of the Company in consideration of their membership on the Board or as a member of the Committee. Each grant shall be made January 21 of each year commencing on January 21, 1999, and exercisable for a term of three years.

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Appendix “A”

     5.2 At the Annual General Meeting on August 17, 1999, the Shareholders of the Company ratified the automatic grant of 20,000 stock options per year to each Committee Member or non-employee Director, for four years commencing January 21, 1999, after which, a further proposal will be presented and voted upon by the shareholders. The Shareholders also approved each member of the Committee or non-employee Director shall have a cumulative maximum amount of 60,000 options outstanding at any one time, inclusive of options granted previously.

     5.3 The aggregate number of shares that may be reserved for issuance under the option plan to any one Director must not exceed five (5) percent of the issued and outstanding securities of the Company, as of the date of the grant of the option to the Director.

     5.4 The aggregate number of shares that may be reserved for issuance under option to any one Consultant must not exceed two (2) percent of the issued and outstanding securities of the Company, as of the date of the grant of the option to the Consultant.

     5.5 Where the options are granted to a Consultant who is a related person, the securities may not be issued upon the exercise of the option, unless the Company has received disinterested security holder approval.

     5.6 The effective date of a Stock Option will be the date on which the Committee has approved the terms and conditions of the Stock Option and has determined the recipient of the Stock Option and the number of shares covered by the Stock Option, and has taken all such other actions necessary to complete the grant of the Stock Option.

     5.7 Each Option granted under the Plan must be evidenced by a Stock Option Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an incentive stock option described in Code Section 422 or a non-qualified stock option, and the Option must be clearly identified as to its status as an incentive stock option or a non-qualified stock option. Incentive stock options may only be granted to Directors, Consultants or Employees of the Company or any Subsidiary. At the time any incentive stock option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company’s stockholders.

     5.8 The Term of each option agreement, with the exception of automatic grant to a Committee Member or non-employee Director, must not exceed five (5) years from the date of the grant of the option.

     5.9 Each Option granted will be exercisable as provided in the terms of the Agreement to the extent vested, as determined by the Committee. In conjunction with the EVA Plan, no more than one-third of any total EVA Award attributable to a participant will be allocated in the form of options in any one year. This staged allocation format is intended to eliminate the need for a vesting function within the option agreement.

     5.10 Each Option granted shall be exercisable over the Director’s period of continued service as a member of the Board of Directors or as a Consultant according to the schedule set forth as Schedule A on the option agreement.

     5.11 In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded will be treated as non-qualified stock option(s).

     5.12 The Minimum exercise price of each share granted pursuant to an Option shall be the Fair Market Value of a Share on the day the Option is granted. “Fair Market Value” with regard to a date means:

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Appendix “A”

(a) the last closing bid price at which Shares have been quoted on that date or the last trading date prior to that date as reported by the Nasdaq Stock Market or if the shares of Stock are actively trading on the Canadian Venture Exchange (“CDNX”) or the Toronto Stock Exchange (“TSE”), the average closing price for the ten trading days or the last trade to occur, immediately preceding the day Notice is received by the exchange, to minimum price of $0.15 per share, or

(b) if Shares are not traded on a securities exchange, but are reported by the Nasdaq Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for that date or the last business day prior to that date as published in The Wall Street Journal, or

(c) if such market information is not published on a regular basis, the bid prices of Shares in the over-the-counter market on that date or the last business day prior to that date, as reported by the Nasdaq Stock Market, or, if not so reported, by a generally accepted reporting service, or

(d) if Shares are not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than incentive stock options, Fair Market Value of the Shares may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the Shares (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

     5.13 Each Option granted pursuant to this Plan shall be authorized by the Committee, shall be evidenced by a Stock Option Agreement and shall be subject to such additional term, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Option Agreement or Stock Option Program is subject to the terms of the Plans and any provisions contained in the Stock Option Agreement or Stock Option Program that are inconsistent with the Plan are null and void.

SECTION 6 TERMINATIONS

     6.1 Death. If a Participant dies at any time when he is entitled to exercise, the Participants option shall terminate twelve (12) months after termination due to death or prior, if the option is terminated by its terms. The option may be exercised by the executor or administrator or the person or persons to whom the option is transferred by will or applicable laws of descent and distribution but only to the extent the options were exercisable on the date the Participant ceased to be employed by the Company due to his death.

     6.2 Disability. A Participant who suffers a “permanent incapacitating disability” while in the employ of the Company such Participant options, or any unexercised portion, by reason of disability shall terminate twelve (12) months after the effective date of Disability death or prior, if the option is terminated by its terms. A Participant shall be deemed to suffer a “permanent incapacitating disability” if, because of physical or mental condition, the Participant is unable for a period of at least one year to perform the principal duties of his occupation as determined by a physician.

     6.3 Retirement. A Participant who retires with the consent of the Company, prior to the expiration date of the option, such Participant’s option, or any unexercised portion may be exercised within three (3) months of retirement. During the three (3) month period, the Participant may exercise any unexercised option granted, but only to the extent such options were exercisable.

     6.4 Termination of Employment

(a) Involuntary Termination for Cause and Voluntary Termination without Good Reason:

If a Participant whose employment with the Company is involuntarily terminated for Cause, or who voluntarily terminates employment with the Company without Good Reason (other than, as provided in Sections 10.2 and 10.3), such Participant’s option shall terminate immediately upon the date of termination of employment.

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Appendix “A”

(b) Involuntary Termination without Cause and Voluntary Termination for Good Reason

If a Participant’s employment with the Company is involuntarily terminated without Cause, or voluntarily terminated for Good Reason (other than as provided in Sections 10.2 and 10.3), such Participant’s option, or any unexercised portion, shall terminate thirty (30) days after the date of termination of employment. During the thirty (30) day period, the Director or Consultant may exercise any unexercised option granted, but only to the extent such options were exercisable.

Additional Definitions, as used herein;

‘Cause’ shall mean:

(i) any act or acts of the Participant constituting a felony (or its equivalent) under the laws of the United States, any state thereof of any foreign jurisdiction;

(ii) any material breach by the Participant of any employment agreement with the Company or the policies of the Company or the willful and persistent (after written notice to the Participant) failure or refusal of the Participant to comply with any lawful directive of the Board or of the Board of Directors of the subsidiary of the Company which employs such Participant;

(iii) a course of conduct amounting to gross neglect, willful misconduct or dishonesty; or

(iv) any misappropriation of material property of the Company by the Participant or any misappropriation of a corporate or business opportunity of the Company by the Participant.

‘Good Reason’ shall mean:

(i) any material reduction by the Company of such Participant’s duties, responsibilities or titles; or

(ii) any involuntary removal of such Participant from any position previously held (except in connection with a promotion or a termination for Cause, death or disability, or the voluntary termination by the Participant other than for Good Reason);

(iii) such other reasons (including non-employment related reasons) as may be approved by the Committee, in its sole discretion, from time to time.

     6.5 Breach of Agreement. Notwithstanding any other provision of the Plan or any other agreement, in the event that a Participant shall breach any non-competition agreement with the Company or breach any agreement with respect to the post-employment conduct of such Participant, the options shall terminate immediately.

     6.6 Tender Offer. Notwithstanding any other provision of the Plan to the contrary, upon the occurrence of a successful tender offer for, or the purchase by a person, or by a group as defined in Section 14(d) (2) of the Securities Exchange Act of 1934, of 45% or more of the voting stock of the Company, all Participants shall have a vested right to exercise their options.

SECTION 7 GENERAL PROVISIONS

     7.1 Withholding of Taxes. Whenever the Company proposes or is required to issue Shares to an Optionee who is or was an employee of the Company or a Subsidiary, or to his legatee or legal representative under this Plan, pursuant to the exercise of an Option granted under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement, if any, prior to the delivery of any certificate or certificates for such Shares. An Optionee must pay the withholding tax in cash or by certified check or by the Company deducting a sufficient number of Shares from the Option Shares issued to satisfy withholding taxes, in accordance with the Agreement.

     7.2 Expenses. All expenses and costs in connection with the adoption and administration of the Plan shall be borne by the Company.

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Appendix “A”

     7.3 No Prior Right or Offer. Except and until expressly granted pursuant to the Plan, nothing in the Plan shall be deemed to give any employee any contractual or other right to participate in the benefits of the Plan.

     7.4 Rights Personal to Employee. Any rights to an employee under the Plan shall be personal to such employee, shall not be transferable (except by will or pursuant to the laws of descent or distribution), and shall be exercisable, during his lifetime, only by such employee.

     7.5 Right as a Stockholder. An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.

     7.6 No obligation to exercise option. The granting of an Option shall impose no obligation upon the Optionee to exercise the Option.

     7.7 Action Taken in Good Faith; Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Company’s directors and officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all employees who have received options, as well as the Company and all other interested parties. No member of the Committee, nor any officer, director, employee or representative of the Company, or any of its affiliates acting on behalf of or in conjunction with the Committee, shall be personally liable for any action, determination, or interpretation, whether of commission or omission, taken or made with respect to the Plan, except in circumstances involving actual bad faith or willful misconduct. In addition to such other rights of indemnification as they may have as members of the Board, as members of the Committee or as officers or employees of the Company, all members of the Committee and each and any officer, employee or representative of the Company or any of its subsidiaries acting on their behalf shall be fully indemnified and protected by the Company with respect to any such action, determination or interpretation against the reasonable expenses, including attorneys’ fees actually and necessarily incurred, in connection with the defense of any civil or criminal action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or an award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by Company) or paid by them in satisfaction of a judgement in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person claiming indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by any person claiming indemnification to repay such amount unless it shall ultimately be determined that such member is entitled to be indemnified as provided in this Section.

     7.8 Changes in Capitalization; Merger; Reorganization.

(a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of a merger, consolidation or other reorganization involving the Company or a tender offer for shares of Common Stock, the Committee may, in its sole discretion, adjust the number and class of securities subject to the Option, with a corresponding adjustment made in the Exercise Price; substitute a new option to replace the Option; or accelerate the termination of the Option Period to a date prior to the occurrence of any event specified in Section 6 above; or terminate the Option in consideration of payment to Optionee of the excess of the then Fair Market Value (as defined in the Plan) of the vested Option Shares over the Exercise Price of the vested Option Shares.

7

Appendix “A”

(c) The existence of the Plan and any options shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding

     7.9 Discretion of the Committee. All actions, calculations and decisions to be made regarding this Plan will be made in the sole discretion of the Committee, unless otherwise explicitly stated.

SECTION 8 LIMITATIONS

     8.1 No Continued Employment. Nothing contained in the Plan or any Stock Option confers upon any Participant the right to continued employment or services or in any way abridge the rights of the Company and its Participants to determine the terms and conditions of employment and whether to terminate employment of any Employee, Director or Consultant.

     8.2 No Vested Rights. Except as otherwise provided herein, no Director, Consultant, Employee or other person shall have any claim of right (legal, equitable, or otherwise) to any award, allocation, or distribution or any right, title or vested interest in any Stock Option, other than specifically provided with regard to the death of a Participant, and no Director, Consultant, Officer or Employee of the Company or any Participant or any other person shall have any authority to make representations or agreements to the contrary. No interest conferred herein to a Participant shall be assignable or subject to claim by a Participant’s creditors.

     8.3 No Part of Other Benefits. The benefits provided in this Plan shall not be deemed a part of any other benefit provided by the Company to its employees. The Company assumes no obligation to Plan Participants except as specified herein. This is a complete statement, along with the Schedules and Appendices attached hereto and the terms and conditions of the Stock Option Agreement.

     8.4 Other Plans. Nothing contained herein shall limit the Company or the Committee’s power to grant bonuses or other compensation to Directors, Consultants or Employees of the Company, whether or not the Participants eligible under the Plan.

SECTION 9 RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS

     9.1 Each Stock Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Option upon any securities exchange or under any provincial, state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Option, that the Participant or other recipient of a Stock Option represent, in writing, that the shares received pursuant to the Stock Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

8

Appendix “A”

     9.2 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Option so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

SECTION 10 AMENDMENT AND TERMINATION OF THE PLAN

     10.1 This Plan may be amended, suspended or terminated at any time by the Board upon the recommendation of the Committee without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company, if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, optionees or eligible Directors, Consultants and Employees are subject. Notice of any such amendment, suspension or termination shall be given promptly to each Participant. No such amendment or termination without the consent of the holder of a Stock Option may adversely affect their rights of the Participant under such Stock Option.

     10.2 Notice. Any notice to be given pursuant to the provisions of the Plan shall be in writing and directed to the appropriate recipient thereof at his business address or office location.

SECTION 11 GOVERNING LAW

     11.1 This Plan shall be construed in accordance with the provisions of the laws of the State of Nevada.

SECTION 12 EFFECTIVE DATE

     12.1 The Plan shall be effective as of August 6, 1998 and shall continue to be effective until ten (10) years following the effective date of the Plan being the date the stockholders approved the Plan, unless sooner terminated by the Board of Directors pursuant to Section 10 hereof. Additionally, this Plan requires the approval of the Canadian Venture Exchange and the Securities and Exchange Commission and such other regulatory authorities as is required. Stock Options granted hereunder prior to such approvals shall be conditioned upon such approval.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the day and year first above written.

POLYMER SOLUTIONS, INC

By: /s/ Gordon Ellis

Gordon L. Ellis, Chairman

9

Form of Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POLYMER SOLUTIONS, INC. (THE “COMPANY”) FOR THE ANNUAL GENERAL MEETING (THE “MEETING”) OF SHAREHOLDERS TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON THURSDAY, AUGUST 15, 2002 AT 10:00 AM (Pacific Time).

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Gordon L. Ellis, Chairman of the Company or failing this person, E. Laughlin Flanagan, Chief Executive Officer and President of the Company, or in the place of the foregoing, _________________________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein. Unless direction is given, this proxy will be voted “FOR” the election of the nominees listed in this proxy and “FOR” the other proposals listed in this proxy and described in accompanying Notice of Annual and Special Meeting and Proxy Statement.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement). The Board of Directors recommends a vote “FOR” each of the following:

		For	Against	Withhold

1.	To elect the following persons as Directors of the Company for a term of one year:

	Gordon L. Ellis		n/a

	E. Laughlin Flanagan		n/a

	John Sutherland		n/a

	Stephen Silbernagel		n/a

	Darryl F. Jones		n/a

	William Maligie		n/a

	Gerald Habib		n/a

2.	To appoint PricewaterhouseCoopers, Chartered Public Accountants, as the Company’s independent public auditors for the fiscal year ending March 31, 2003.		n/a

3.	To approve the granting of stock options to directors and officers of the Company.			n/a

4.	To approve and authorize the Directors to re-negotiate any existing stock options granted to Insiders of the Company.			n/a

5.	To approve an amendment to the 1998 Stock Option Plan to increase the number of authorized common shares.			n/a

6.	To approve an amendment to the Articles of Incorporation to increase the number of authorized common shares.			n/a

7.	To grant the proxyholder authority to vote at his/her discretion on any other matter which may come before the meeting.		n/a

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “PACIFIC CORPORATE TRUST
COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver,
British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT
1-888-Tel-Vote (1-888-835-8683)  OR

INTERNET VOTING AT http://www.stocktronics.com/webvote

SUPPLEMENTAL MAILING LIST RETURN CARD
(National Policy 41)

NOTICE TO SHAREHOLDERS OF POLYMER SOLUTIONS, INC.

In accordance with the Canadian Securities Administrators National Policy Statement No. 41/Shareholder Communication (the “Policy”) and pursuant to the British Columbia Securities Act and Rules:

(a) A registered shareholder may elect to have his or her name added to an issuer’s supplemental mailing list in order to receive quarterly reports for the issuer’s first, second, and third fiscal quarters. The Registered shareholder will automatically receive a quarterly report for an issuer’s fourth fiscal quarter.

(b) A non-registered shareholder may elect annually to have his or her name added to an issuer’s supplemental mailing list in order to receive quarterly reports for the issuer’s first, second, and third quarter. Non-registered shareholders entitled to receive an issuer’s audited financial statements, pursuant to the Policy, will receive a quarterly report for an issuer’s fourth fiscal quarter.

In anticipation of the ability to use electronic methods for communication between Companies and their shareholders, we request that you provide us with your email address.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these quarterly financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

POLYMER SOLUTIONS, INC.

The undersigned certifies that he is the owner of securities (other than debt instruments) of the Company, and requests that he be placed on the Company’s Supplemental Mailing List in respect of its quarterly financial statements.

__________________________________________ Name (Please print)

Email: [ ] Mail: [ ]
__________________________________________ Address	__________________________________________ Preferred Method of Communication

__________________________________________ City/Province (or State)/Postal Code	__________________________________________ Email Address

__________________________________________ Signature	__________________________________________ Dated

Please complete and return this card to:

Polymer Solutions, Inc. 1569 Dempsey Road North Vancouver, British Columbia V7K 1S8 Tel: (604) 683-3473 Fax: (604) 904-4105